SUPPLEMENT DATED JUNE 7, 2012
TO

PROSPECTUSES DATED APRIL 25, 2007 FOR
FUTURITY VARIABLE UNIVERSAL LIFE INSURANCE,
FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE,
FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE AND
FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008 FOR
FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED NOVEMBER 3, 2008 FOR
FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED APRIL 29, 2011 FOR
FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

The Board of Trustees of the MFS Growth Portfolio (“Growth Portfolio”) approved, subject to shareholder approval, the proposed reorganization of the Growth Portfolio into the MFS Growth Series (“Growth Series”).  It is expected that shareholder approval will be sought at a shareholder meeting to be held in August, 2012.

If shareholders approve the proposal relating to the reorganization, then, on or about August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares.

In light of the proposed transaction, the Growth Portfolio will be closed for new and subsequent investments effective as of the close of business on or about August 15, 2012.

Please retain this supplement with your prospectus for future reference.